Wachovia Corporation BancAnalysts Association of Boston Conference November 9, 2007 Don Truslow Senior Executive Vice President Chief Risk Officer

Wachovia in perspective Diversified scale businesses YTD 2007 Segment Earnings $6.7 billion* ($ in millions) YTD07 vs. YTD06 “Combined” General Bank $4,249 ?Revenues relatively flat in Wealth Management the face of market disruption $230 3% ? Relatively solid credit quality despite beginning of 63% Corporate & trend to more normalized Investment levels 21% Bank $1,375 13% Capital Management $860 *2007 year to date segment earnings as of September 30, 2007 excluding merger and restructuring charges and results in the Parent. For additional information on “Combined” results see Wachovia’s current report on Form 8-K dated October 19, 2007. Page 1 5262 — 2007 BancAnalyst Association of Boston Conference

Low loss-content loan portfolio $260 billion consumer loan portfolio Total Loan Portfolio 89% Secured/Guaranteed ? 96% secured (additional 3% guaranteed) 87% secured by Real Estate Auto, Other > 87% secured by a first lien Secured > 71% average loan-to-value Student Commercial, Other 2% 6% Financial & > 699 average FICO score Consumer Agricultural Real Estate ? 3Q07 net losses 27 bps Secured 24% 13% $190 billion commercial loan portfolio ? 74% secured Commercial 9% Real Estate ? No industry > 5% (3-digit SIC) 38% 6% Commercial 1% ?$1.8 million average size Consumer Leasing Mortgage Commercial ? 3Q07 net losses 8 bps Foreign Period-end balance sheet as of 9/30/2007. Net charge-offs are 3Q07 charge-offs as a % of respective loan portfolio, annualized. Page 2 5262 — 2007 BancAnalyst Association of Boston Conference

Low risk business model provides flexibility Net Charge-off Ratio NPA/Loans Ratio PTPP Earnings*/ Charge-offs 1.04% 1.81% 1.10% 0.99% 1.05% 0.70% 1.04% 0.77% 0.44% 0.74% 14.6x 0.63% 5.8x 6.8x 5.0x 0.19% 5.0x 3.4x 2001 3Q07 2001 3Q07 2001 3Q07 *Pre-tax, pre-provision earnings. Wachovia Median: Top 20 U.S. Banks Median: Large Cap Banks WB 0.19% BAC 0.43% WB 14.6x BAC 0.80% WB 0.63% JPM 5.6x WFC 1.01% JPM 0.65% BAC 5.0x JPM 1.07% WFC 0.88% WFC 4.9x C 1.36% C 1.09% C 3.2x Source: Company reports and SNL Financial. Page 3 5262 — 2007 BancAnalyst Association of Boston Conference

Consumer real estate portfolio 3Q07 Period-end Consumer Real Estate Portfolio Loan Average Average % of Loans (dollars in millions) Balances FICO LTV (1) LTV > 90% Home equity loans and lines First lien $ 27,086 729 72% 13% Second lien 30,907 723 76% 15% Total home equity loans and lines 57,993 726 74% 14% Mortgage loans 167,362 690 70% 2% Total consumer real estate portolio 225,355 699 71% 5% Nonaccrual loans Total first lien 1,865 645 76% 4% Total second lien 41 676 82% 15% Total consumer real estate nonaccrual loans $ 1,906 647 76% 5% (1) Second lien LTVs reflect the total borrowings, including first lien positions held by third parties. ? Exposure to at-risk California MSAs within Central Valley and Inland Empire in line with industry exposures ? California 90-day delinquency rates 79 bps below industry averages* *Based on CreditForecast.com 3Q07 data. Page 4 5262 — 2007 BancAnalyst Association of Boston Conference

Wachovia's Pick-a-payment product versus competitors' Option ARM

	Wachovia's Pick-a-Payment	Competitors' Option ARM
Lending Model:	Portfolio lender	Originate for sale
Origination Channels:	Multi-channel	Largely 3rd party broker originated
Type of Underwriting:	Underwritten to fully indexed rate, always collateral based	Historically underwritten to teaser rate, FICO score based
Where Underwritten:	Fully in-house	3rd party broker
Appraisal Process:	Wachovia in-house appraiser	Automated model or outsourced to market appraiser
Average Loan to Value:	71%	Historically higher, PMI inconsistently required
Payment Shock:	Slower-moving COSI index and 7.5% maximum yearly payment increase minimizes payment change	More volatile indices and interest rate resets introduce shock at recast

Page 5 5262 – 2007 BancAnalyst Association of Boston Conference

WACHOVIA

Pick-a-payment credit trends over a cycle NPAs rise but loss content relatively low World Savings Bank — 90+ Day Delinquency Ratio, REO Losses as a % of Loans and REO Inventory* as a % of Loans As of Sept 2007 1.80% 0.40% Peak Delinquency Ratio — 90+ Days ?90+ Day delinquency 2/94: 1.61% Peak REO Inventory ratio of 1.34% as a % of Loans 1.50% 1/96: 36 bps 9/07 Delinquency Aug. 90+ day 0.30% Ratio = 1.34% delinquency ratio 1.20% of 1.14% vs. an industry average of 1.23%** 0.90% 0.20% ? REO inventory of 562 9/07 REO Inventory as a properties with a 0.60% % of Loans = value of $156.3 million 90+ Day Delinquency Ratio 14 bps 0.10% Peak REO Losses ?Slowing prepayments 0.30% 8/93: 20 bps REO Losses and Inventory as a % of Loans and improving margins provide NII 0.00% 0.00% benefits to help 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 protect against rising 90+ Day REO Losses as % REO Inventory* as a credit costs Delinquency Ratio of Loan Balances % of Loan Balances *Hard book value; inventory value prior to write-down taken at REO. **Source: Loan Performance; 3Q07 industry average of prime ARMs. Page 6 5262 — 2007 BancAnalyst Association of Boston Conference

Auto loan portfolio
Well-positioned with attractive risk/reward profile

$21 billion consumer auto loan portfolio

- **3Q07 net losses of 1.76%**
  - Legacy Westcorp performing better than original projection
  - 30+ day delinquency ratio of 2.53% vs. an industry average of 3.28%*
- **Risk mitigants include:**
  - Custom credit scoring model focused on underlying collateral
    - > False positives minimized with elimination of home ownership credit
  - Recent originations focused on higher credit quality borrowers
- **Gross margins in excess of 5%**

Consumer Auto Credit Quality



3.0%
2.0%
1.0%
0.0%
2002
2003
2004
2005
2006
2007
30+ Delinquency Ratio
Net Charge-off Ratio

Net charge-offs are charge-offs as a % of respective loan portfolio annualized.

Period-end balance sheet as of 9/30/2007.
**Source: CreditForecast.com; 3Q07 industry average.*

Page 7 5262 – 2007 BancAnalyst Association of Boston Conference

WACHOVIA

Commercial real estate Well-diversified loan portfolio $35 billion loan portfolio $35 Billion Commercial Real Estate Financial Services ? 36% residential Portfolio Office ? 64% income producing Non-Definition Building Real Estate ? Average maturity of 1.6 years Residential 14% 13% Unimproved — 42% of exposure maturing Land <12 months 4% Retail — Residential homebuilder 12% Residential average maturity of 1.2 years Improved 10% Land ? Geographic concentrations 11% 9% in traditional retail banking Apartments footprint Condominiums 11% 5% 8% ? Generated over $1.0 billion in Industrial net income since year end 2005 Single Family Income Producing Land 1% 2% Lodging Other Period-end balance sheet as of 9/30/2007. Page 8 5262 — 2007 BancAnalyst Association of Boston Conference

Commercial real estate loan portfolio Credit quality and risk mitigants ? 3Q07 net losses of 3 bps Commercial Real Estate Financial Services Credit Quality ? NPAs of $288 million, 0.81% of loans, largely residential-related 0.90% ? Risk mitigants in the face of rising 0.70% credit costs — One real estate platform 0.50% — Recourse lender with performance requirements — Consistent and conservative 0.30% lending standards — Curtailed lending to certain 0.10% asset classes — Frequent portfolio reviews -0.10% — Early problem loan identification 4 04 5 05 6 6 6 7 7 1Q04 2Q04 Q0 Q Q Q0 Q0 and workout team involvement 3 4 1Q05 2Q03 4Q05 1Q023Q06 4Q01 2Q07 3Q0 — Active loan sales NPA ratio Charge-off ratio 90+ Day Delinquency ratio Net charge-offs are charge-offs as a % of respective loan portfolio annualized. Page 9 5262 — 2007 BancAnalyst Association of Boston Conference

Commercial real estate $12.6B residential portfolio ? Homebuilders (39%) — Regional and small builder portfolio is largely recourse based with disciplined inventory controls and 1—2 year terms — Nationwide builder portfolio of primarily household names with 3—5 year terms — Strong focus on sponsorship and strength of management teams — Current levels reflect solid asset coverage and appropriate liquidity despite recent depreciating valuations ? Land (38%) — Primarily originated with substantial equity cushion and recourse to borrowers ? Condos (23%) — Weighted average pre-sale rate of 69%; FL exposure down 30% from 2Q06 ? Residential portfolio is currently performing relatively well although anticipate more challenging environment in the near term — Heightened portfolio monitoring — Shorter maturities allow for proactive steps as appropriate Page 10 5262 — 2007 BancAnalyst Association of Boston Conference

Commercial real estate $22.2B income property portfolio ? Wachovia’s income producing portfolio is performing well though applying cautious stance — Office properties (21%) remain strong with declining vacancy rates and rising rents — Retail (18%) continues to outperform with rising rents across most product types — Apartment properties (17%) benefiting from housing slump with increasing rents — Land (13%) exposure is largely bridge financing prior to closing of a construction loan — Industrial properties (8%) have benefited from growing imports and higher rents despite higher vacancy rates $250 12% 11% $200 10% $150 9% 8% Price per SF $100 7% $50 6% $0 5% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Price (left scale) Vacancy (right scale) Cap Rate (right scale) Source: Reis, Inc., TWR Reseach, NREI, and Wachovia Capital Markets, LLC. Page 11 5262 — 2007 BancAnalyst Association of Boston Conference

Managing capital markets risk ? Strong partnership between the line of business and risk management ? Began adjusting risk appetite downward in early 2007 based on inadequate risk premiums — Adjusted stress test limits and tightened underwriting criteria — Increased use of macro hedging strategies — Began dialing back leveraged loan exposure — Not a prime broker, little hedge fund exposure — Commercial mortgage new origination volumes and outstanding commitments down significantly from 2Q07 levels ? Focus on continuous improvement of processes and procedures within our control Page 12 5262 — 2007 BancAnalyst Association of Boston Conference

Middle-market and large corporate Well-diversified and high performing ? Portfolios much more granular $114 Billion Commercial Loan than last down cycle Portfolio — Average loan size of $1.5MM Agriculture/Forestry/ Fishing 1% Building Contractors ? Since 2001 have reduced economic Wholesale 2% capital rates for these portfolios Other Trade 1% by 130 bps Transportation/ 8% Public Util Finance ? Companies well positioned 7% and generally maintaining 20% higher levels of liquidity Services 15% Individuals NEC/ ? 3Q07 net losses of 8 bps 5% Nonclass Insurance 1% 10% 13% Retail Manufacturing Trade 2% 2% 13% Public Mining Administration Property Management Page 13 5262 — 2007 BancAnalyst Association of Boston Conference

Managing capital markets risk 3Q07 market disruption-related losses Market Disruption-Related Losses, Net Third Quarter 2007 Trading Securities Loans held profits gains for sale / (Pre-tax dollars in millions) (losses) (losses) other income Total Corporate and Investment Bank Commercial mortgage $ (116) — (372) (488) Leveraged finance 62 — (334) (272) CDO/CLO and other structured credit products (438) — - (438) Consumer mortgage (62) — (41) (103) Capital Management Asset-backed commercial paper — (40) — (40) Total $ (554) (40) (747) (1,341) ? While some markets continue to demonstrate poor liquidity and higher volatility, others have displayed moderate stability Page 14 5262 — 2007 BancAnalyst Association of Boston Conference

Key 8-K disclosures
Market disruption-related losses

Global Markets and Investment Banking
Net ABS CDO-Related and
Subprime RMBS Exposures [1]

(Dollars in billions)		Net Exposure at Oct. 31, 2007	Net Exposure at Sept. 30, 2007	Net Write-Downs for Third Quarter 2007	October Write-Downs
ABS CDO-related exposures:					
Super senior ABS CDO exposures [2]:					
High Grade	$	-	-	-	-
Mezzanine		0.41	1.23	(0.16)	(0.82)
CDO-squared		-	-	-	-
Total super senior ABS CDO exposures		0.41	1.23	(0.16)	(0.82)
Other retained ABS CDO exposures		0.27	0.56	(0.17)	(0.29)
Total ABS CDO-related exposures		0.68	1.79	(0.33)	(1.11)
Subprime RMBS exposures [3]:					
Non-ABS CDO subprime (AAA)		2.07	2.09	(0.02)	(0.02)
Non-ABS CDO subprime (non-AAA) (net of hedges)		(0.02)	(0.04)	-	0.02
Total subprime RMBS exposures		2.05	2.05	(0.02)	-
Total [2]	$	2.73	3.84	(0.35)	(1.11)

[1] Wachovia relies on insurance purchased from AAA rated financial guarantors and actively monitors and manages its counterparty exposure for these positions. The table excludes exposures guaranteed by such counterparties.
[2] In addition to the above exposure, Wachovia has approximately $138 million of interest rate derivative counterparty risk related to various CDO transactions and $625 million of indirect contingent exposure to AAA RMBS (no ABS CDOs) reserve account investments; the majority of these exposures are senior to super senior risk in the related transactions and the probability of loss is believed to be remote.
[3] Assumes that for $258 million of subprime whole loan positions, if accounted for in securities form, 70% would be AAA and 30% below AAA.

- **Since 3Q07 end, subprime residential mortgage markets have continued to deteriorate**
  - **In October recorded additional valuation losses in ABS CDO-related and net U.S. subprime exposures of $1.1 billion**
  - **Aggregate net market value changes of subprime RMBS exposures have been modest**

Page 15 5262 – 2007 BancAnalyst Association of Boston Conference

WACHOVIA

Key 8-K disclosures Provision expense ? Currently expect 4Q07 provision expense to be $500—$600 million higher than charge-offs — Reflects modest deterioration in credit quality and the effects of loan growth as previously disclosed — Also reflects the expected credit deterioration relating to recently experienced dramatic declines in housing valuations in certain geographic areas Page 16 5262 — 2007 BancAnalyst Association of Boston Conference

Well prepared to manage through the cycle ? Proven risk management capabilities and strong culture ? Market allowing for better underwriting and pricing on new business flows ? Number of competitors in mortgage market reduced ? Full suite of products and strong client franchise Page 17 5262 — 2007 BancAnalyst Association of Boston Conference

Appendix Page 18 5262 — 2007 BancAnalyst Association of Boston Conference

Consumer real estate loan portfolio
A diversified product offering

47% Traditional Products	53% Pick-A-Payment Product
▪ Retail relationship-based model	▪ Collateral-based model
▪ Strong customer service focus	▪ Strong customer service focus
▪ Conventional Fixed, ARM, HEL, PEL mortgage product offerings	▪ Fixed and Variable option payment mortgage loans
▪ Easily replicable	▪ Model and processes difficult to replicate
▪ Current average loan spreads of approximately LIBOR + 122 bps on new fixed rate mortgage originations*	▪ Current average loan spreads of approximately LIBOR + 225 bps on new pick-a-payment variable-rate originations

**Represents current duration and convexity adjusted spreads on new originations.*

Page 19 5262 – 2007 BancAnalyst Association of Boston Conference

WACHOVIA

Low risk business model produces significant capital cushion Tangible common equity vs. economic capital $44 ($ in billions) $40 $36 $32 $28 $6.9B $24 $20 $16 $12 -$1.9B 2 3 4 4 5 6 7 0 0 0 0 0 0 0 Q Q Q Q Q Q 1Q07 Q3Q07 4Q01 1Q02 2Q02 3 4Q02 1Q03 2 3Q03 4Q031 3Q04 2Q044 1Q05 2Q05 3Q05 4 1Q06 2Q063 4Q062 Economic Tangible Tier 1 Page 20 5262 — 2007 BancAnalyst Association of Boston Conference

Cautionary statement The foregoing materials and management’s discussion of them may contain, among other things, certain forward-looking statements with respect to Wachovia, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the merger between Wachovia and A.G. Edwards, Inc. completed on October 1, 2007 (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, (iii) statements relating to the benefits of the merger between Wachovia and Golden West Financial Corporation completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These forward-looking statements are based on the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the applicable businesses in connection with the A.G. Edwards Merger or the Golden West Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (10) unanticipated regulatory or judicial proceedings or rulings; (11) the impact of changes in accounting principles; (12) adverse changes in financial performance and/or condi tion of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; and (13) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts. Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G. Edwards Merger or the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral. Page 21 5262 — 2007 BancAnalyst Association of Boston Conference